Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Annual Report on Form 10-KSB of Life USA, Inc. for the year ended December 31, 2007, I, Wesley F. Whiting, President, Chief Executive Officer and Principal Accounting Officer of Life USA, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

a) such Annual Report on Form 10-KSB of Life USA, Inc. for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in such Annual Report on Form 10-KSB of Life USA, Inc. for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Life USA, Inc..





                            /s/ Wesley F. Whiting
                                ----------------
                                Wesley F. Whiting, Chief Executive Officer,
                                President & Principal Accounting Officer


Date:    August 22, 2008



A signed original of this written statement required by Section 906 has been provided to The Saint James Company and will be retained by The Saint James Company and furnished to the Securities and Exchange Commission or its staff upon request.